CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Pamela  Kiernan,  President of The Topiary  Fund for Benefit  Plan  Investors
(BPI) LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 8, 2006                 /s/ Pamela Kiernan
     -----------------------       --------------------------------------
                                   Pamela Kiernan, President
                                   (principal executive officer)


I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: June 8, 2006                /s/ Marie Glassman
     -----------------------      ---------------------------------------
                                  Marie Glassman, Treasurer, Principal Financial
                                  Officer and Accounting Officer
                                  (principal financial officer)